1 Third Quarter 2016 Earnings Presentation November 14, 2016

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the pending acquisition of the Company by Zhongwang USA LLC, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (9) our ability to retain the services of certain members of our management; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; (21) risks related to the Merger (including the possibility that the merger may not be consummated or, that, if the Merger does close, our stockholders may not realize the anticipated benefits from the Merger) and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. Forward-Looking and Other Information

Third Quarter Overview

Aleris

- 3Q16 Adjusted EBITDA of $53M
- Strong building and construction demand; stable global automotive volumes
- Weak distribution demand; destocking aerospace demand
- Asia Pacific continuing to benefit from growing aerospace share gains
- North America performance negatively impacted by production outages tied to Lewisport transformation and tighter metal spreads
- Continued progress on North America ABS Project; meeting all customer milestones

3Q Adjusted EBITDA ($M)



$68
$53
3Q15
3Q16

Adjusted EBITDA per ton ($/t)



$306
$249
3Q15
3Q16

Challenging Quarter

3

4  Announced on August 29 that Aleris is to be acquired by Zhongwang USA LLC for $2.3B ($1.1B in equity and $1.2B in net debt) − Zhongwang USA is controlled by a fund that is majority-owned by Mr. Liu Zhongtian, the founder and chairman of China Zhongwang Holdings, the second largest aluminum extrusions company in the world  Aleris will continue to be a stand alone company, maintaining name, brand and management team  Zhongwang’s philosophy of disciplined investment will support Aleris’ long term growth potential  Currently progressing through regulatory approvals; acquisition remains on track for 1Q17 close Aleris to be Acquired by Zhongwang USA Acquisition supports Aleris in its long term growth strategy

5 Key Global End Uses 1IHS Global Insights, October 2016  Aleris YoY improvement driven by growth in Asia Pacific volume  Backlogs remain healthy  Europe impacted by OEM inventory destocking Aerospace 2%  EU Premium auto builds up 2%1  Continued benefits from lightweighting trends Automotive  Customer destocking across supply chain  Lower demand from Asian customers Heat Exchanger Aleris Volume Drivers 3Q YoY Growth 4% (9%)

6 Key Regional End Uses  Healthy industry demand  Increasing single family starts N.A. Building & Construction 7%  YoY volume down as expected due to record year in 2015 N.A. Truck Trailer  Strong regional demand  Continued YoY growth EU Regional Commercial Plate & Sheet  Operational upgrades at Lewisport limiting available mill time Weaker than expected demand N.A. Distribution 3Q YoY Growth (25%) (17%) 7% Aleris Volume Drivers

7 Project remains on target for 2017 shipments  Deployed $342M as of 3Q16 for North America ABS Project in Lewisport  On target for all key milestones; first phase of commissioning complete for CALP I North America ABS Project Update 2014 2015 2016F $14 $155 $200 ESTIMATED ABS PROJECT CAPEX ($M) 3Q16 3Q16 YTD $33 $173 First CALP Line Second CALP Line

8 Adjusted EBITDA Bridge $68 $13 $4 $4 $53 70 60 50 40 30 $1 Volume/Mix 3Q15 3Q16 Currency/ Translation/ Other $0 Productivity $2 Base Inflation Commodity Inflation $2 Metal Spreads Price 3Q16 YTD vs. 3Q15 YTD ($M) $183 $24 $11 $162 130 110 90 190 150 170 3Q16 YTD Currency/ Translation/ Other $6 Productivity $2 3Q15 YTD $8 Base Inflation Commodity Inflation $7 Metal Spreads Price Volume/Mix $7 3Q16 vs. 3Q15

9 North America  Lewisport hot mill throughput impacted by both planned and unplanned outages related to the North America ABS Project  Improved B&C volumes more than offset by weaker distribution and truck trailer volumes  Metal spread environment slow to improve; continued lower scrap availability Volume (kT) Segment Adjusted EBITDA ($M) 3Q16 Performance 3Q Adjusted EBITDA Bridge ($M) 137 127 (7%) 3Q16 3Q15 $34 $18 3Q16 3Q15 Adj. EBITDA / ton $249 $143 $18 $2 $3 $11 $34 $10 $5 $0 $35 $30 $25 $20 $15 $1 $1 $1 Commodity Inflation Metal Spreads Price Volume/Mix 3Q15 3Q16 Productivity Base Inflation

10 Spreads remain tight due to continued limited scrap availability Metal Update $0.30 $0.25 $0.20 $0.15 $1.20 $1.15 $1.10 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.35 $0.75 $0.70 Sep 2016 Jun 2016 Mar 2016 Dec 2015 Sep 2015 Jun 2015 Mar 2015 Dec 2014 Sep 2014 1Platts, Aleris Management Analysis, October 2016 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread North America Scrap Spreads1

11 Europe  Overall stable volumes and demand environment  Unfavorable mix shift due to lower aerospace volumes  Favorable productivity and lower natural gas costs more than offset inflation  FX trends led to modest benefits Volume (kT) Segment Adjusted EBITDA ($M) 3Q16 Performance 3Q Adjusted EBITDA Bridge ($M) 81 82 1% 3Q16 3Q15 $41 $42 3Q16 3Q15 Adj. EBITDA / ton $505 $512 $42 $3$4 $41 $40 $35 $30 $25 $20 $15 $10 $5 $0 $45 3Q16 Currency/ Translation/ Other $2 Productivity Base Inflation $1 Commodity Inflation $1 Metal Spreads $1 Price $0 Volume/Mix 3Q15

12 Asia Pacific  Growth in aerospace shipments while commercial plate volume remained flat  Favorable improvement in mix drove YoY Adjusted EBITDA growth  Step-change performance improvement reflected in Adjusted EBITDA / ton Volume (kT) Segment Adjusted EBITDA ($M) 3Q16 Performance 3Q Adjusted EBITDA Bridge ($M) 5.5 7.0 29% 3Q16 3Q15 $0.6 3Q16 $2.8 3Q15 Adj. EBITDA / ton NM $398 $2.1 $0.4 $2.8 $0.4 $0.2 $0.0 $0.6 $0.0 $2.5 $3.0 $1.5 $2.0 $1.0 $0.5 3Q16 Currency/ Translation/ Other Productivity Base Inflation ($0.2) Commodity Inflation Metal Spreads Price ($0.6) Volume/Mix 3Q15

13 Cash Flow and LTM Working Capital Net Cash Flow ($M)1 77 77 76 70 19% 21%21%21% 50 55 60 65 70 75 80 3Q16 2015 2014 2013 3Q15 3Q16 Cash provided by Operating Activities $145 $2 Capital Expenditures (54) (74) Other / Sales Proceeds 12 (0) Net Cash Before Financing $103 ($72) ABL / Senior Notes / Other (129) 33 Net Cash Flow After Financing ($26) ($39) Total LTM Working Capital Days2,3 1Reflects cash flows of continuing operations and discontinuing operations as permitted by US GAAP 2Nichols sales and working capital included in 2013 & 2014; See Appendix for more detail 3Pro forma for divestitures of Global Recycling and Extrusions businesses

14 Sufficient liquidity to support growth objectives Capital & Liquidity Overview 9/30/2016 Cash $36 Availability under ABL Facility 251 Liquidity $288 Capital Structure ($M) Liquidity Summary ($M) $91 $82 $96 $88 $58 $234 $60 $201 $225 2014 $121 $14 2013 $188 $107 2012 $315 3Q16 YTD $296 $4 3Q16 $74 $14 $0 2016E $3752 $83 $280 2015 $298 Maintenance North America ABS Project & Other Upgrades Other Growth Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $75M, $50M, $43M, $15M in 2012-2015 2Guidance does not include capitalized interest 3Amounts exclude applicable discounts 4Other excludes $45M of exchangeable notes 5Excludes Non-Recourse China Loan Facilities 6Secured debt includes $140M of outstanding ABL Facility balance and $550M of 2021 Secured Notes 9/30/2016 Cash $36 ABL 140 Notes3 990 Non-Recourse China Loan Facilities3 194 Other3,4 5 Net Debt $1,293 LTM Adjusted EBITDA $202 Net Debt / Adj. EBITDA 6.4x Net Recourse Debt5 / Adj. EBITDA 5.4x Secured Debt6 / Adj. EBITDA 3.4x

15  Performance expected to be in line with the fourth quarter of 2015  Improved North America building and construction volumes  Minor weakness in Europe aerospace volumes will be offset by Asia Pacific aerospace volumes  Continued weakness in distribution and heat exchanger volumes 4Q16 Outlook

16 Appendix

17 3Q Adjusted EBITDA Reconciliation ($M) 2016 2015 2016 2015 Adjusted EBITDA $53.3 $68.2 $162.3 $183.5 Unrealized gains (losses) on derivative financial instruments of continuing operations 8.8 (21.3) 23.6 (25.7) Restructuring charges (0.3) (1.0) (1.8) (8.7) Unallocated currency exchange (losses) gains on debt (0.4) (4.8) (1.0) 3.1 Stock-based compensation (expense) benefit (1.8) 1.5 (5.2) (3.9) Start-up costs (14.1) (6.8) (30.4) (14.6) Unfavorable metal price lag (1.2) (3.7) (0.6) (19.8) Other (3.6) (2.8) (15.6) (15.9) EBITDA 40.7 29.3 131.3 98.0 Int rest expense, net (19.2) (23.6) (58.4) (74.7) (Provision for) benefit from income taxes (12.3) 1.0 (30.5) 16.0 Depreciation and amortization (26.2) (27.7) (78.8) (92.9) (Loss) income from discontinued operations, net of tax (4.6) (4.4) (4.6) 115.0 Net (loss) income attributable to Aleris Corporation (21.6) (25.4) (41.0) 61.4 Net income from discontinued operations attributable to noncontrolling interest — — — 0.1 Net (loss) income ($21.6) ($25.4) ($41.0) $61.5 For the three months ended September 30, For the nine months ended September 30,

18 3Q Adjusted EBITDA Reconciliation by Segment ($M) 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2There was no difference between segment income and segment Adjusted EBITDA for this segment 2016 2015 2016 2015 North America Segment income $18.1 $36.4 $69.8 $93.0 Unfavorable (favorable) metal price lag 0.1 (2.2) (2.6) 4.1 Segment Adjusted EBITDA1 $18.2 $34.2 $67.2 $97.1 Europe Segment income $40.7 $35.1 $113.8 $99.5 Unfavorable metal price lag 1.1 5.9 3.1 15.6 Segment Adjusted EBITDA1 $41.7 $41.0 $116.9 $115.2 Asia Pacific Segment income (loss) $2.8 $0.6 $6.2 ($1.2) Segment Adjusted EBITDA2 $2.8 $0.6 $6.2 ($1.2) For the three months ended September 30, For the nine months ended September 30,

19 3Q Adjusted EBITDA Per Ton Reconciliation ($M, except per ton measures, volume in thousands of tons) *Result is not meaningful 1See prior slides for a reconciliation to the applicable GAAP financial measures 2016 2015 2016 2015 Metric tons of finished product shipped: North America 127.5 137.3 376.7 384.4 Europe 81.5 81.0 250.9 234.7 Asia Pacific 7.0 5.5 17.3 16.1 Intra-entity shipments (1.9) (0.7) (4.5) (1.8) Total metric tons of finished product shipped 214.1 223.1 640.4 633.4 Segment Adjusted EBITDA:1 North America $18.2 $34.2 $67.2 $97.1 Europe $41.7 $41.0 $116.9 $115.2 Asia Pacific $2.8 $0.6 $6.2 ($1.2) Corporate ($9.4) ($7.6) ($28.0) ($27.6) Total Adjusted EBITDA $53.3 $68.2 $162.3 $183.5 Segment Adjusted EBITDA per ton shipped: North America $142.7 $249.0 $178.4 $252.7 Europe $511.7 $505.5 $466.0 $490.7 Asia Pacific $398.0 * $359.0 * Aleris Corporation $248.9 $305.5 $253.5 $289.6 For the three months ended September 30, For the nine months ended September 30,

20 Robust risk management discipline minimizes commodity price exposure Metal Hedging Practices  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $47 $61 $39 $64 $40 $48 $62 $53 (–) Income / (expense) from metal price lag 9 6 (22) (4) 1 4 (3) (1) Adj. EBITDA as reported $39 $55 $60 $68 $39 $45 $65 $53 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 Metal price lag impact on gross profit $9 ($6) ($16) ($24) $0 $11 $6 $8 (+) Realized gains / (losses) on metal derivatives 0 12 (6) 20 1 (7) (9) (9) (Unfavorable) / favorable metal price lag net of realized derivative gains / losses $9 $6 ($22) ($4) $1 $4 ($3) ($1)

21 Working Capital Excluding Nichols 84 78 21% 23% 50 55 60 65 70 75 80 85 90 2013 2014 Total Working Capital Days1 1Excludes management estimates of Nichols working capital and sales prior to acquisition